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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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AMPEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1228 Douglas Avenue
Redwood City, California 94063

                          April 29, 2004

To Our Stockholders:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Ampex Corporation, to be held at The Peninsula Hotel, located at 700 Fifth Avenue and 55th Street, New York, New York 10019, on Monday, June 14, 2004 at 10:00 a.m.

        The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2004 Annual Meeting of Stockholders and proxy statement. A proxy card, as well as a copy of the Company's 2003 Annual Report, is included with the proxy statement. These materials are being sent to stockholders on or about April 29, 2004.

        It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy card.

        We look forward to seeing you at the Meeting.

                      Sincerely,

                      Edward J. Bramson
                       Chairman

1228 Douglas Avenue
Redwood City, California 94063

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Ampex Corporation, a Delaware corporation (the "Company"), will be held at The Peninsula Hotel, located at 700 Fifth Avenue and 55th Street, New York, New York 10019, on Monday, June 14, 2004 at 10:00 a.m. for the following purposes:

  1.
  To elect two Class I directors to serve until the 2007 Annual Meeting of Stockholders.

  2.
  To vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the current fiscal year.

  3.
  To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

        Only stockholders of record at the close of business on April 15, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

By Order of the Board of Directors

Redwood City, California April 29, 2004	Edward J. Bramson Chairman

        Whether or not you expect to attend the Annual Meeting, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope.

TABLE OF CONTENTS

VOTING RIGHTS	2
SOLICITATION AND REVOCABILITY OF PROXIES	3
COMPANY BACKGROUND	3
PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS	3
Background	3
Election of Class I Directors	4
Directors/Nominees	4
Class I Directors/Nominees	4
Class II Director	5
Class III Directors	5
Board and Committee Meetings	5
Stockholder Communications with the Board	7
Directors' Compensation	7
Compensation Committee Interlocks and Insider Participation	8
Code of Ethics	8
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS	8
Audit Fees	8
Audit-Related Fees	9
Tax Fees	9
All Other Fees	9
AUDIT COMMITTEE REPORT	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
General	11
Security Ownership of Certain Beneficial Owners	11
Security Ownership of Management	12
Section 16(a) Beneficial Ownership Reporting Compliance	13
COMPENSATION OF EXECUTIVE OFFICERS	14
Summary of Compensation	14
Summary Compensation Table	14
Termination of Employment and Change-in-Control Arrangements	14
Option/SAR Grants	15
Option/SAR Exercises and Values	15
Pension Plan	16
COMPENSATION COMMITTEE REPORT	16
STOCK PERFORMANCE GRAPH	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING	21
OTHER BUSINESS	22
"HOUSEHOLDING" OF DOCUMENTS	22
ANNUAL REPORT ON FORM 10-K	22
ANNEX A: AUDIT COMMITTEE CHARTER	23

ENCLOSURE:            Ampex Corporation 2003 Annual Report

AMPEX CORPORATION
PROXY STATEMENT
April 29, 2004

        The Board of Directors of Ampex Corporation, a Delaware corporation (referred to throughout this proxy statement as "Ampex," the "Company," "we" or "our"), is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders to be held at The Peninsula Hotel, located at 700 Fifth Avenue and 55th Street, New York, New York 10019, on Monday, June 14, 2004 at 10:00 a.m. (the "2004 Annual Meeting" or the "Meeting"). Only holders of record of our Class A Common Stock, $0.01 par value per share ("Class A Stock"), at the close of business on April 15, 2004 will be entitled to vote. This proxy statement and the accompanying proxy card or voter instruction form were first mailed to stockholders on or about April 29, 2004. An Annual Report containing all the information specified under the applicable rules of the Securities and Exchange Commission (the "SEC") was mailed to each stockholder concurrently with a copy of this proxy statement.

VOTING RIGHTS

        Only holders of record of our Class A Stock at the close of business on April 15, 2004 (the "Record Date") are entitled to notice of, and to vote at, the 2004 Annual Meeting. At the close of business on the Record Date, there were 3,642,517 shares of Class A Stock outstanding and entitled to vote, and 85,500 shares held in treasury. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Class A Stock entitled to vote at the Meeting (1,821,259 shares) will constitute a quorum for the transaction of business. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, each holder of Class A Stock will be entitled to one vote for each share held as of the Record Date. Directors will be elected by a plurality of the votes cast in the election of directors. Shares of Class A Stock may not be voted cumulatively for the election of directors. Approval of Proposal No. 2 will require the affirmative vote of the holders of a majority of the shares of Class A Stock present, in person or by proxy, and entitled to vote at the Meeting.

        If you properly sign and return the enclosed proxy card, your shares represented thereby will be voted. If you specify in the proxy card how your shares are to be voted, they will be voted as specified. If you do not specify how your shares are to be voted, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board's recommendations are set forth below with the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

  •
  for our nominees for election to the Board (see Proposal No. 1); and

  •
  for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2004 (see Proposal No. 2).

        With respect to any other matters that properly come before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

        Our transfer agent will tabulate all votes cast. Abstentions will be counted as present in determining whether a quorum exists, but will have the same effect as a vote against a proposal (other than with respect to the proposal relating to the election of directors). Brokerage firms, banks and other nominees have authority to vote their customers' unvoted shares on some "routine" matters. We believe that Proposal 2 is a routine matter. If you are a beneficial owner of Class A Stock and you hold your shares in a brokerage account in the broker's name or through a bank or other nominee (i.e., in "street name"), and you don't vote your shares, the nominee may exercise discretion to vote your shares for or against a proposal or to leave your shares unvoted. If the nominee entitled to vote your shares leaves them unvoted or does not have discretionary voting authority to vote on a specific proposal, it is called a "broker non-vote." A broker non-vote will be counted as present in determining whether a quorum exists, but will be disregarded in determining whether Proposal 2 has been approved.

SOLICITATION AND REVOCABILITY OF PROXIES

        Ampex is soliciting proxies in the enclosed form, and will pay the expenses of soliciting such proxies. Following the original mailing of the proxies and other soliciting materials, Ampex and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. We do not currently expect that we will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, we will request brokers, custodians, nominees and other record holders of our Class A Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Class A Stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

        If you sign a proxy in the form accompanying this proxy statement, you will have the power to revoke it prior to the 2004 Annual Meeting, or at the Meeting prior to the vote pursuant to the proxy. You may revoke your proxy by: (i) delivering a written notice to the Company stating that the proxy is revoked; (ii) executing a subsequent proxy in the same name and presenting it at the Meeting; or (iii) attending the Meeting and voting in person. If your shares are held of record by a bank, broker or other nominee (i.e., in "street name") and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name.

COMPANY BACKGROUND

        Ampex is a leading innovator and licensor of visual information technology. During our 59-year history, we have developed substantial proprietary technology relating to the electronic storage, processing and retrieval of data, particularly images. We currently hold approximately 600 patents and patent applications covering digital image-processing, data compression and recording technologies. Through our wholly-owned subsidiary, Ampex Data Systems Corporation ("Data Systems"), we incorporate this technology in the design and manufacture of very high performance tape-based storage products, principally for digital recording, archiving and rapid restore/backup applications. We also leverage our investment in technology through our corporate licensing division, which licenses our patents to manufacturers of consumer electronics products. References to "Ampex," the "Company," "we" or "our" include subsidiaries and predecessors of Ampex Corporation, unless the context indicates otherwise.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

Background

        The number of directors comprising our full Board of Directors is five, divided into three classes, designated Class I, Class II and Class III. The Class I directors to be elected at the 2004 Annual Meeting of Stockholders (Edward J. Bramson and William A. Stoltzfus, Jr.) will serve for three-year terms that will expire at the 2007 Annual Meeting of Stockholders. The Class II director (Douglas T. McClure, Jr.) was elected at the 2002 Annual Meeting for a three-year term that will expire at the 2005 Annual Meeting of Stockholders. The Class III directors (Craig L. McKibben and Peter Slusser) were elected at the 2003 Annual Meeting of Stockholders for three-year terms that will expire at the 2006 Annual Meeting. A director may not be removed from office before the expiration of his elected term except for cause, and only with the approval of the holders of a least 80% of the Company's voting stock.

        Our current Class I directors, Messrs. Bramson and Stoltzfus, have been nominated for reelection as Class I directors by a majority of the independent directors serving on the Board. (See "Board and Committee Meetings—Nominations for Directors," below.) Following the 2004 Annual Meeting, we will have two Class I directors, one Class II director and two Class III directors constituting the full Board.

Election of Class I Directors

        At the 2004 Annual Meeting, stockholders will elect two Class I directors who will hold office until the 2007 Annual Meeting of Stockholders and until their successors have been elected and qualified or until their earlier resignation, removal for cause or death. The Class I directors will be elected by a plurality vote of the holders of Class A Stock represented and voting at the Meeting. Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by our management, unless the proxy is marked in such a manner as to withhold authority to so vote. If a nominee for any reason is unable to serve or for good cause will not serve, the Board may designate a substitute nominee, in which case the persons named as proxies will vote for the substitute nominee designated by the Board. We are not aware that our nominees will be unable to, or for good cause will not, serve as directors.

Directors/Nominees

        Certain information concerning our incumbent directors, as well as the nominees for election as Class I directors, is set forth below.

Name of Director	Age	Principal Occupation	Director Since
Class I Directors/Nominees:
Edward J. Bramson(1)(3)	53	Director, Chairman of the Board and Chief Executive Officer of the Company	1992
William A. Stoltzfus, Jr.(2)(3)(4)	79	Retired Vice President, Chemical Bank	1992
Class II Director:
Douglas T. McClure, Jr.(2)(3)(4)	51	Partner, Anderson and Company, LLC	1995
Class III Directors:
Craig L. McKibben(1)	53	Director, Vice President, Chief Financial Officer and Treasurer of the Company	1992
Peter Slusser(2)(3)(4)	74	President and Chief Executive Officer, Slusser Associates, Inc.	1992

(1)
Member of Executive Committee.

(2)
Member of Audit Committee.

(3)
Member of Compensation Committee.

(4)
Member of Stock Incentive Plan Committee and Stock Bonus Plan Committee.

Class I Directors/Nominees

        Edward J. Bramson is our Chairman of the Board and Chief Executive Officer. He has been an officer and director of the Company since 1987, and since January 1991 has been Chief Executive Officer of the Company. Mr. Bramson is also President and a director of AFC Holdings Corporation, a wholly-owned subsidiary of the Company. He also serves as Chairman and Chief Executive Officer of Sherborne Holdings Incorporated, Sherborne & Company Incorporated, First Jeffson Corporation (formerly known as Sherborne Investments Corporation) and Second Jeffson Corporation (formerly known as Sherborne Capital Incorporated), and is a limited partner of Newhill Partners, L.P. These entities, which are private investment holding companies, may be deemed to be affiliates of Ampex. Mr. Bramson is also a director of Hillside Capital Incorporated, a private industrial holding company with which he has been associated since 1976, and the non-executive Chairman of the Board of 4imprint Group, plc, a British promotional products company.

        William A. Stoltzfus, Jr. has been a director of Ampex since September 1992. Mr. Stoltzfus was a Vice President of Chemical Bank from 1984 through his retirement in 1992, where he was responsible for marketing the bank's products in the Middle East. From 1972 to 1976, Mr. Stoltzfus was the U.S. Ambassador to Kuwait.

Class II Director

        Douglas T. McClure, Jr., the Class II director, has been a director of Ampex since February 1995. Mr. McClure has been a partner with Andersen and Company, LLC, a merchant banking firm, since January 2002. Prior to that, he was a Managing Director of The Private Merchant Banking Company, a position he held since February 1996. From 1992 to 1994, he was a Managing Director of New Street Capital Corporation, a merchant banking firm, and from 1987 to 1992, he was a Managing Director of Drexel Burnham Lambert Incorporated.

Class III Directors

        Craig L. McKibben is Vice President, Chief Financial Officer and Treasurer of Ampex. Mr. McKibben has been an officer and a director of Ampex since 1989. He also serves in the following capacities with our other subsidiaries: Vice President and Treasurer of Ampex Data Systems Corporation; director, President and Chief Financial Officer of Ampex Finance Corporation; Vice President and Treasurer of AFC Holdings Corporation; and director, Vice President and Treasurer of Ampex Holdings Corporation. Mr. McKibben is also Vice President and a director of Sherborne Holdings Incorporated and Sherborne & Company Incorporated; and Vice President of First Jeffson Corporation and Second Jeffson Corporation. From 1983 to 1989, he was a partner at the firm of Coopers & Lybrand L.L.P., a predecessor of PricewaterhouseCoopers LLP, independent public accountants.

        Peter Slusser has been a director of Ampex since March 1992. Since July 1988, Mr. Slusser has been the President and Chief Executive Officer of Slusser Associates, Inc., a private investment banking company, and the President and Chief Executive Officer of GBH Investments, Inc., a private investment company. From December 1975 to March 1988, he was Managing Director and Head of Mergers and Acquisitions for PaineWebber Incorporated. Mr. Slusser currently serves as a director of Sparton Corporation, an undersea defense products and electronics contract manufacturer. He is also a director of Sherborne Holdings Incorporated.

        The Board recommends a vote FOR the election of Edward J. Bramson and William A. Stoltzfus, Jr. as Class I directors.

Board and Committee Meetings

        The Company's policy is to encourage members of our Board of Directors to devote adequate time and attention to fulfilling their responsibilities as directors, including by attending meetings of our stockholders, Board and Board committees on which they serve. During the year ended December 31, 2003, our Board met ten times. Each director who served on the Board during fiscal 2003 attended at least 75% of the total number of meetings of the Board and Board committees on which he served.

Two of our Board members attended our 2003 Annual Meeting of Stockholders in Redwood City, California.

        Standing committees of the Board include an Executive Committee, an Audit Committee (established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), a Compensation Committee, a Stock Incentive Plan Committee and a Stock Bonus Plan Committee. The Board does not have a nominating committee. See "Nominations for Directors," below.

        Executive Committee.    Messrs. Bramson and McKibben are currently members of the Executive Committee. The Executive Committee generally is authorized to exercise all power and authority of the Board to the extent permitted by Delaware law, except for amending our Certificate of Incorporation or Bylaws, issuing stock or taking certain actions relating to a corporate merger, consolidation or dissolution. The Executive Committee did not meet during fiscal 2003.

        Audit Committee.    Messrs. McClure, Slusser and Stoltzfus are currently members of the Audit Committee. Each of them is "independent," within the meaning of the listing standards of the American Stock Exchange ("AMEX"). The Board has determined that each of Messrs. McClure and Slusser qualifies as an "audit committee financial expert" within the meaning of the SEC regulations. The functions of the Audit Committee are described below under the heading "Report of the Audit Committee," and its charter is attached to this proxy statement as Annex A. The Audit Committee met seven times during fiscal 2003.

        Compensation Committee.    Messrs. Bramson, McClure, Slusser and Stoltzfus are currently members of the Compensation Committee. The Compensation Committee determines salaries and other compensation for our executive officers (except for compensation under the 1992 Stock Incentive Plan and the 2000 Stock Bonus Plan, which is determined by the Stock Incentive Plan Committee and the Stock Bonus Plan Committee, respectively), with Mr. Bramson abstaining from decisions with respect to his own compensation. The Compensation Committee met twice during fiscal 2003.

        Stock Incentive Plan Committee.    Messrs. McClure, Slusser and Stoltzfus are currently members of the Stock Incentive Plan Committee. The function of the Stock Incentive Plan Committee is to administer our 1992 Stock Incentive Plan and any successor or additional stock incentive plans. The Stock Incentive Plan Committee met once during fiscal 2003.

        Stock Bonus Plan Committee.    Messrs. McClure, Slusser and Stoltzfus are currently members of the Stock Bonus Plan Committee. The Stock Bonus Plan Committee administers and has the power to interpret our 2000 Stock Bonus Plan. Upon recommendation of management, the Stock Bonus Plan Committee has the power to determine the individuals eligible to receive awards under the 2000 Stock Bonus Plan, and the terms of those awards, subject to the limits set forth in the 2000 Stock Bonus Plan. The Stock Bonus Plan Committee met once during fiscal 2003.

        Nominations for Directors.    The Board does not have a nominating committee or a committee performing a similar function. Nominations for election to the Board of Directors are made by a majority of the "independent" directors (within the meaning of the AMEX listing standards) serving on the Board. These directors currently are Messrs. McClure, Slusser and Stoltzfus. During 2003, our Class A Stock ceased to be listed on AMEX and is currently listed for quotation on the OTC Bulletin Board. Accordingly, we are not subject to any exchange rules, such as those currently imposed by the New York Stock Exchange, requiring the Board to designate a nominating committee. In view of this and the fact nominations are made solely by our independent directors, the Board has determined that it is appropriate not to have a separate nominating committee.

        The independent directors operate under the Company's Policy Regarding Director Nominations and Stockholder Communications with the Board, rather than a formal charter, and this policy is available on our website (www.ampex.com). As set forth in the policy, the independent directors review the composition of the Board at least annually, and recommend nominees for election to the Board at each Annual Meeting of Stockholders, or to fill vacancies as they occur. The independent directors identify and evaluate potential nominees by considering candidates recommended by the Company's Board, management, stockholders or third parties, which may from time to time include executive or other search firms.

        Stockholders may recommend director candidates by submitting the name and pertinent information about each candidate to the Board in accordance with the procedures described below under "Stockholder Communications with the Board." The independent directors will consider such candidates, and will evaluate them on the same basis as candidates recommended by the Board, management or third parties. Stockholders of record may also nominate directors for election to the Board by following the procedures described in our By-Laws.

        In evaluating potential nominees, the independent directors consider the qualifications and skills described in the Policy, including:

  •
  the candidate's intelligence, integrity, strength of character and ability to act ethically and exercise his or her best business judgment;

  •
  the candidate's ability to cooperate with other Board members and evaluate management's performance in an unbiased manner, and to perform a director's oversight responsibilities; and

  •
  whether the candidate has significant, broad-based experience with other organizations in such fields as business, finance, banking, government, science or technology, and has a proven record of accomplishment.

        The independent directors also consider such other relevant factors as they deem appropriate, including the current Board composition, whether the candidate would qualify as independent and/or as an "audit committee financial expert," the candidate's other board service and business and professional commitments, and potential conflicts of interest.

Stockholder Communications with the Board

        As described above, our Board of Directors has adopted a Policy Regarding Director Nominations and Stockholder Communications with the Board, a copy of which is available on our website (www.ampex.com). Under the policy, stockholders who wish to contact the Board or any individual Board members may do so by writing to the Company's Secretary, Joel D. Talcott, Esq., at 1228 Douglas Avenue, Redwood City, CA 94063. The Secretary will collect and organize all stockholder communications, and determine which of them will be relayed to the Board or individual members, as appropriate, depending upon the specific facts and circumstances outlined in each communication, and any processing instructions that the Secretary may have received from time to time from the Board or individual Board members. For example, communications relating to the Company's accounting, internal controls and auditing matters may be referred to the Audit Committee or its individual members for review.

Directors' Compensation

        Directors who are officers of Ampex receive no additional compensation for serving on our Board of Directors or any Board committee. For 2003, we paid a quarterly retainer to non-employee directors of $5,000 each for service on the Board and Board committees, and reimbursed them for their related out-of-pocket expenses. We also granted to each non-employee director a nonqualified option to acquire 250 shares of Class A Stock, at an exercise price of $5.20 per share. Such options will become vested in full on the date of the 2004 Annual Meeting, and will expire 15 months thereafter.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2003, Messrs. Bramson, McClure, Slusser and Stoltzfus served as members of the Board's Compensation Committee. Mr. Bramson, our Chairman and Chief Executive Officer, does not participate in decisions of the Compensation Committee with respect to his own compensation. During our 2003 fiscal year, we held certain secured promissory notes issued by First Jeffson Corporation ("FJC") and Second Jeffson Corporation ("SJC"). In March 2004, we foreclosed on the collateral securing the FJC notes, and received certain other cash and stock assets in connection with the foreclosure. We also invested approximately $1.0 million in Hanover Investors Partners-IV, L.P., an entity affiliated with both Messrs. Bramson and McKibben. These transactions are more fully described below under the caption "Certain Relationships and Related Transactions."

        During fiscal 2003, Mr. McKibben was an executive officer of Ampex and a director of Sherborne Holdings Incorporation ("SHI") and Sherborne & Company Incorporated ("SCI"), each of which, during 2003, had an executive officer (Mr. Bramson) who served as a director of Ampex and on its Compensation Committee. In addition, during fiscal 2003, Mr. Bramson was an executive officer of Ampex, and a director of SHI, SCI, FJC and SJC. During fiscal 2003, each of these entities had an executive officer (Mr. McKibben) who served as a director of the Company.

Code of Ethics

        We have a Proper Business Practices Policy, which is a code of business conduct and ethics that applies to all of our employees, including our Chief Executive Officer, our Chief Financial Officer and our Controller. The policy relates to legal compliance, conflicts of interest, record-keeping, financial reporting and other matters. Our Board has also adopted a Code of Ethics specifically for our CEO and all financial officers and executives, including our CFO and Controller. The Code of Ethics supplements the Proper Business Practices Policy and is intended to promote ethical conduct and compliance with law and to deter wrongdoing and conflicts of interest. The text of these documents is available on our website (www.ampex.com). We may post certain amendments to or waivers from these policies on our website. Please note, however, that the information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP ("PWC") as the Company's principal independent accountants to perform the audit of our financial statements for fiscal 2004 and you are being asked to ratify this selection. PWC and its predecessors have audited our financial statements (including those of our predecessor companies) since 1987.

        Representatives of PWC are expected to be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the Company's outstanding shares of Class A Stock represented and voting at the Meeting is required for approval of this Proposal.

        The Board recommends a vote FOR this Proposal.

Audit Fees

        PWC billed Ampex aggregate fees of $289,342 and $267,200, respectively, for professional services rendered for the audit of our annual financial statements and the reviews of financial statements included in our Quarterly Reports on Form 10-Q for each of fiscal 2003 and fiscal 2002. These services included PWC's audits of our domestic and foreign subsidiaries.

Audit-Related Fees

        For fiscal 2003 and 2002, PWC also billed aggregate fees of $18,660 and $11,000, respectively, for assurance and related services that were reasonably related to PWC's performance of its audit and reviews of our financial statements, but were not included in the audit fees described above under "Audit Fees." These services included advice regarding accounting for the Company's limited partnership investment and redemption of preferred stock during 2003, and preparation of a consent and review of a registration statement filed with the SEC during 2002.

Tax Fees

        For fiscal 2003 and fiscal 2002, PWC billed aggregate fees of $212,866 and $112,345, respectively, for professional services rendered to Ampex for tax compliance, tax advice and tax planning. PWC provided these services in each fiscal year in connection with our appeal of tax assessments by the California state tax authorities and preparation of tax returns for one of our foreign subsidiaries.

All Other Fees

        For products and services provided to Ampex other than those described above under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees," PWC billed an aggregate of $2,720 in fiscal 2002 in connection with a pension audit for one of our foreign subsidiaries. PWC did not provide any other services in fiscal 2003.

        All of the services described above that were provided to us by PWC were pre-approved by the Audit Committee, which determined that such services are compatible with maintaining PWC's independence from Ampex. None of the hours spent on PWC's engagement to audit our financial statements for fiscal 2003 were attributed to work performed by persons other than PWC's full-time, permanent employees.

AUDIT COMMITTEE REPORT

        The following Audit Committee Report does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

        The Audit Committee of the Board of Directors acts under a charter adopted by the Board on June 9, 2000, as amended through March 19, 2004, a copy of which is attached as Annex A to this proxy statement. The Committee is composed of three "independent" directors, as defined in its charter and under the American Stock Exchange ("AMEX") listing standards. Craig L. McKibben serves as the Secretary of the Committee, but is not a member.

        The purpose of the Audit Committee is to assist the Board by overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements. Management has primary responsibility for the Company's financial statements and the reporting process, including its system of internal controls. In fulfilling its responsibilities, among other things, the Committee:

  •
  is directly responsible for the appointment, compensation, retention, scope of work and oversight of the Company's independent accountants, and evaluation of their independence;

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  strives to provide an open avenue of communication among the Company's auditors, management and the Board, and reviews and discusses with management and the auditors the Company's financial reports and SEC filings; and

  •
  oversees the Company's auditing, accounting and financial reporting processes generally, and the Company's systems of internal and disclosure controls, legal and regulatory compliance, ethics and the handling of complaints relating to the Company's auditing process.

        In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements for its fiscal year 2003 (the "2003 Financial Statements") with management and with PricewaterhouseCoopers LLP, the Company's independent auditors ("PWC"). Management represented to the Committee that the 2003 Financial Statements were prepared in accordance with generally accepted accounting principles, and discussed significant accounting and disclosure issues with the Committee. The Committee discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        In addition, the Audit Committee has received from PWC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PWC its independence from the Company and its management, including a review of audit and non-audit fees for services performed for the Company.

        Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the 2003 Financial Statements be included in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to shareholder approval, the selection of PWC as the Company's independent auditors for fiscal 2004.

AUDIT COMMITTEE
Peter Slusser, Chairman
Douglas T. McClure, Jr.
William A. Stoltzfus, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

General

        As of the date of this proxy statement, our authorized capital stock consists of our Class A Stock, our Class C Common Stock and our Preferred Stock. On the Record Date, there were 3,642,517 shares of Class A Stock outstanding and 85,500 shares held in treasury, and no shares of Class C Stock or Preferred Stock outstanding. Holders of our Class A Stock are entitled to elect all members of our Board of Directors.

Security Ownership of Certain Beneficial Owners

        The following table sets forth certain information regarding the beneficial ownership of our Class A Stock by each person known by us to be the beneficial owner of more than 5% of our Class A Stock as of the Record Date. Unless otherwise indicated, the stockholders named below have sole voting and investment power with respect to all shares shown as beneficially owned by them. However, as indicated by the notes following the table, certain shares may be deemed to be beneficially owned by more than one holder as a result of attribution of ownership among affiliated persons and entities, or pursuant to contractual or other arrangements. The inclusion of any shares for any stockholder shall not be deemed an admission that the stockholder is, for any purpose, a beneficial owner of the shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Class A Stock, $0.01 par value	Edward J. Bramson(1)	530,534	14.4%
	Craig L. McKibben(2)	249,088	6.7%
	Royce & Associates, LLC(3)	292,740	8.0%

(1)
Edward J. Bramson is our Chairman of the Board and Chief Executive Officer. His address is 135 East 57th Street, 32nd Floor, New York, New York 10022. Mr. Bramson has stated, in certain filings with the SEC, that he disclaims beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. Bramson is the controlling stockholder of Second Jeffson Corporation ("SJC"), and serves as co-administrator of the Ampex Retirement Master Trust (the "Ampex Trust"). Mr. Bramson is also the controlling stockholder of Sherborne & Company Incorporated ("SCI"). SCI is the general partner of a partnership that controls the voting stock of Sherborne Holdings Incorporated ("SHI"). Accordingly, Mr. Bramson may be deemed to own beneficially all shares of Class A Stock beneficially owned, directly or indirectly, by SJC, the Ampex Trust, SCI and SHI. However, Mr. Bramson has no pecuniary interest in the shares held by the Ampex Trust. The shares shown in the table include: 220,920 shares owned directly by Mr. Bramson; 50,000 shares subject to outstanding options granted under the Company's 1992 Stock Incentive Plan (none of which are or will become exercisable within 60 days of the Record Date); 20,000 shares beneficially owned by SJC; 172,347 shares beneficially owned by the Ampex Trust; 1,698 shares beneficially owned by SCI; 54,927 shares beneficially owned by SHI and a subsidiary of SHI (of which 7,500 shares are subject to an option granted by SHI to Craig L. McKibben that will expire, unless renewed, on December 31, 2004); and 10,642 shares beneficially owned by Craig L. McKibben (see Note 2), with respect to which SHI holds a proxy that will expire, unless renewed, on December 31, 2004. Of the total shares reported as beneficially owned, Mr. Bramson shares voting power with respect to 10,642 shares, and shares investment power with respect to 172,347 shares.

(2)
Craig L. McKibben is a director and executive officer of Ampex. His address is 135 East 57th Street, 32nd Floor, New York, New York 10022. Mr. McKibben has stated, in certain filings with the SEC, that he disclaims beneficial ownership of certain shares shown in the table above for purposes of Sections 13(d), 13(g) and 16 of the Exchange Act, or otherwise. Mr. McKibben serves as co-administrator of the Ampex Trust and, accordingly, Mr. McKibben may be deemed to own beneficially all shares of Common Stock beneficially owned by such trust. However, he has no pecuniary interest in the shares held by the Ampex Trust. The shares shown in the table include: 10,642 shares owned directly by Mr. McKibben; 58,599 shares subject to outstanding options granted under the Company's 1992 Stock Incentive Plan (of which 8,599 are or will become exercisable within 60 days of the Record Date); 7,500 shares subject to outstanding options granted by SHI, which will expire, unless renewed, on December 31, 2004; and 172,347 shares beneficially owned by the Ampex Trust. Of the total shares reported as beneficially owned, Mr. McKibben shares voting power with respect to 10,642 shares and shares investment power with respect to 172,347 shares.

(3)
According to a Schedule 13G filed with the SEC on January 27, 2004, Royce & Associates, LLC is an investment adviser located at 1414 Avenue of the Americas, New York, NY 10019.

Security Ownership of Management

        The following table sets forth certain information as to shares of our Class A Stock known by us to be beneficially owned as of the Record Date by: (i) each director and nominee; (ii) our Chief Executive Officer and the other four most highly compensated executive officers who were officers as of December 31, 2003; and (iii) all current directors and executive officers as a group. No executive officer or director of the Company owns securities of any parent or subsidiary of the Company (other than directors' qualifying shares), except as indicated in the footnotes to the table below. Unless otherwise indicated, the stockholders named below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Class A Stock, $0.01 par value	Edward J. Bramson(1)	530,534	14.4%
	Craig L. McKibben(2)	249,088	6.7%
	Douglas T. McClure, Jr.(3)	650	*
	Peter Slusser(3)	875	*
	William A. Stoltzfus, Jr.(3)	675	*
	Robert L. Atchison(4)	40,338	1.1%
	Joel D. Talcott(5)	39,268	1.1%
	Ramon C.H. Venema(6)	25,454	*
	All current directors and executive officers as a group(7)	696,640	18.0%

(1)
See Note 1 under the "Security Ownership of Certain Beneficial Owners" table above.

(2)
See Note 2 under the "Security Ownership of Certain Beneficial Owners" table above.

(3)
Includes 500 shares subject to outstanding options, all of which are currently exercisable or will become exercisable within 60 days of the Record Date.

(4)
Represents 750 shares owned directly by Mr. Atchison; 150 shares held by him in a custodial account for a minor grandchild (with respect to which he has stated in filings with the SEC under Section 13(d) of the Exchange Act that he expressly disclaims beneficial ownership); and 39,438 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 9,438 are or will become exercisable within 60 days of the Record Date.

(5)
Represents 1,637 shares owned directly by Mr. Talcott and 37,631 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, of which 7,131 such options are or will become exercisable within 60 days of the Record Date.

(6)
Represents 454 shares held directly by Mr. Venema and 25,000 shares subject to outstanding options granted under the 1992 Stock Incentive Plan, none of which are or will become exercisable within 60 days of the Record Date.

(7)
Includes an aggregate of 228,026 shares subject to outstanding options, of which 27,526 such options are or will become exercisable within 60 days of the Record Date. Shares that are deemed beneficially owned by both Mr. Bramson and Mr. McKibben are counted only once in the total shares reported. See Notes 1 and 2 above.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors, and certain stockholders owning more than 10% of any class of our equity securities to file reports with the SEC indicating their ownership of our securities and any changes in such ownership. Executive officers, directors and 10% stockholders are required to provide copies of these reports to us. Based on a review of copies of all such reports filed with respect to fiscal 2003 and furnished to us, as well as certain written representations provided to us by executive officers, directors and certain 10% stockholders, we believe that all such reports required to be filed with respect to fiscal 2003 have been filed in a timely manner.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

        The following table summarizes the compensation earned by or paid to our Chief Executive Officer and our four most highly compensated executive officers during 2003 who were officers as of December 31, 2003 (collectively, the "Named Executives") for their services to Ampex and its subsidiaries during fiscal 2003, 2002 and 2001. We do not have employment contracts with any of the Named Executives. See "Termination of Employment and Change-in-Control Arrangements," below.

Summary Compensation Table

Long-Term Compensation
Awards
	Annual Compensation					Number of Securities Underlying Options/ SARs(1)	Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards		Long Term Incentive Plan Payouts	All Other Compensation(2)
Edward J. Bramson, Chairman and Chief Executive Officer	2003 2002 2001	$175,008 175,008 170,000	$0 225,000 0	$0 0 0	$0 0 0	0 0 42,500	$0 0 0	$4,000 4,000 0
Robert L. Atchison, Vice President	2003 2002 2001	178,500 178,500 178,500	360,000 226,383 62,000	0 0 0	0 0 0	0 0 3,750	0 0 0	4,000 4,000 4,000
Craig L. McKibben, Vice President, Treasurer and Chief Financial Officer	2003 2002 2001	187,008 187,008 187,008	175,000 200,000 65,000	0 0 0	0 0 0	0 0 7,500	0 0 0	4,000 0 0
Joel D. Talcott, Vice President and Secretary	2003 2002 2001	170,508 170,508 170,508	139,630 107,589 163,123	0 0 0	0 0 0	0 0 7,500	0 0 0	4,000 4,000 4,000
Ramon C.H. Venema, Vice President	2003 2002 2001	140,000 100,380 113,963	50,000 40,000 0	0 0 0	0 0 0	0 0 2,500	0 0 0	4,000 50,056 60,443

(1)
Adjusted to reflect one-for-twenty reverse split of outstanding shares of Class A Stock in June 2003.

(2)
For the Named Executives other than Mr. Venema, all amounts disclosed under "All Other Compensation" consist of matching Company contributions under the Ampex Savings Plan, which is an employee-contributory savings incentive plan intended to qualify under Section 401(k) of the Internal Revenue Code. The amounts disclosed under "All Other Compensation" for Mr. Venema represent consulting income paid to him during the periods in which he served as a consultant to the Company ($46,056 and $56,889 in 2002 and 2001, respectively), and matching Company contributions under the Ampex Savings Plan ($4,000 in each of 2003 and 2002, and $3,554 in 2001).

Termination of Employment and Change-in-Control Arrangements

        Each of Messrs. Atchison, McKibben and Talcott is party to an Employment Security Letter pursuant to which he is entitled to continuation of salary, average bonus and medical and insurance benefits for 24 months following a "change in control" of Ampex (as defined in the Employment Security Letter) in which he is terminated, his compensation and benefits are reduced to less than 90% of then-current compensation and benefits or he is relocated to a work location more than 50 miles from his current work location. In addition, Mr. Talcott's agreement provides for continuation of certain royalty-based incentive compensation payments. Such benefits are subject to deferral or reduction as necessary to avoid excise tax under Section 4999 of the Internal Revenue Code and to ensure deductibility under Section 280G of the Internal Revenue Code, and will cease if the Named Executive accepts employment with a company engaged in business similar to the Company's business.

Option/SAR Grants

        During fiscal 2003, we did not grant any options to purchase shares of our Class A Stock to any of our Named Executives.

Option/SAR Exercises and Values

        The following table provides certain information concerning the exercise of stock options during 2003 and the value of unexercised options to purchase shares of our Class A Stock held by the Named Executives as of December 31, 2003.

Aggregated Option/SAR Exercises in Fiscal 2003 and Fiscal Year End Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End(1)
	Number of Shares Acquired on Exercise	Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Edward J. Bramson	0	$0	0	0	$0	$0
Robert L. Atchison	0	$0	9,438	0	$0	$0
Craig L. McKibben	0	$0	14,418	309	$0	$0
Joel D. Talcott	0	$0	7,543	309	$0	$0
Ramon C.H. Venema	0	$0	0	0	$0	$0

(1)
The fair market value per share of Class A Stock on December 31, 2003 was $0.68, based on the month-end closing price for December 2003, as quoted on the OTC Bulletin Board.

Pension Plan

        We maintain an Employees' Retirement Plan for our employees (the "Retirement Plan"). The Retirement Plan is a defined benefit plan under which a participant's annual post-retirement pension benefit is generally determined by the employee's years of credited service as determined under the Retirement Plan ("Credited Service") and his or her average annual earnings during the highest 60 consecutive months of the last 120 consecutive months of service ("Final Average Annual Compensation"). Effective February 1, 1994, the accrual of additional benefits under the Retirement Plan was discontinued by providing that a participant's benefits will be determined on the basis of Credited Service and Final Average Annual Compensation accrued to the earlier of termination of employment or January 31, 1994. There are no employee contributions under the Retirement Plan. Under applicable Internal Revenue Code limits, the maximum annual benefit payable under the Retirement Plan, as of January 1, 2004, is $160,000, assuming that payments are made on a straight life or qualified joint and survivor basis, beginning at age 65.

        The following table describes the estimated annual benefits payable upon retirement under the Retirement Plan at specified compensation levels and for specified years of Credited Service. As indicated above, Final Average Annual Compensation and Years of Credited Service for each employee were frozen during 1994.

Pension Plan Table

	Years of Credited Service
Final Average Annual Compensation
	15	20	25	30	35	40
125,000	$25,200	$33,500	$41,900	$50,300	$58,700	$67,100
150,000	30,400	40,500	50,700	60,800	70,900	81,100
175,000	35,700	47,500	59,400	71,300	83,200	95,100
200,000	40,900	54,500	68,200	81,800	95,400	109,100
225,000	44,900	59,900	74,900	89,900	104,900	119,800
250,000	44,900	59,900	74,900	89,900	104,900	119,800
300,000	44,900	59,900	74,900	89,900	104,900	119,800
400,000	44,900	59,900	74,900	89,900	104,900	119,800
450,000	44,900	59,900	74,900	89,900	104,900	119,800
500,000	44,900	59,900	74,900	89,900	104,900	119,800

        A participant's annual pension payable as of normal retirement date will be equal to the following (subject to a minimum benefit level and to the freezing of benefits as described above): 1.1% of that portion of the Final Average Annual Compensation, up to the "Social Security Integration Amount" in effect for 1994, plus 1.4% of that portion of the Final Average Annual Compensation in excess of the Social Security Integration Amount, multiplied by the number of years of Credited Service. As a result of the benefit freeze, the Social Security Integration Amount, which is determined based on a participant's year of birth, has been frozen at the level that was applicable for each year of birth in 1994. The Social Security Integration Amount was $24,312 for a participant retiring in 1994 at age 65. For purposes of determining Final Average Compensation, salary, overtime and sales commissions are included. Because of the freeze implemented in January 1994, compensation during 1994 or subsequent years will not be used to determine Final Average Annual Compensation for the Names Executives. The table above assumes that benefits are payable for life from normal retirement date (age 65) and are computed on a straight life basis. The benefits payable are not subject to any deduction for Social Security or other offset amounts.

        Since January 31, 1994, the Final Average Annual Compensation and the estimated years of Credited Service for each of the Named Executives have been as follows: Mr. Atchison—$138,524; 18 years and 2 months; Mr. Talcott—$130,706; 19 years and 3 months; and Mr. Venema—$87,061; 14 years and 6 months. Messrs. Bramson and McKibben are not participants in the Retirement Plan. In addition to the estimated benefits payable shown in the table above, Mr. Talcott is eligible to receive $15,140 per year upon retirement at normal retirement age under the terms of the Ampex Corporation Supplemental Retirement Income Plan, which was terminated as of December 31, 1987.

COMPENSATION COMMITTEE REPORT

        The following Compensation Committee Report should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report therein.

        Compensation for the Company's executive officers for fiscal 2003 was determined by the Compensation Committee of the Board of Directors (with Mr. Bramson abstaining from decisions with respect to his own compensation). The Compensation Committee (the "Committee") has provided the following report with respect to the compensation of executive officers for fiscal 2003.

Overview

        Ampex believes that the compensation of all employees, including executive officers, must be sufficient to attract and retain highly qualified personnel and must align compensation with the Company's short-term and long-term business strategies and performance goals. In the case of executive officers, it must also provide meaningful incentives for measurably superior performance. To ensure that our compensation practices remain competitive, Ampex regularly compares its compensation policies with those of other similar companies.

        The Company's compensation philosophy for executive officers is to pay above-average total compensation when superior performance is achieved, both by the Company and the individual executive. In recent years, because of the Company's financial situation and its cash requirements, superior performance for the Company has been equated with achieving certain levels of sales, operating cash flow, profit and other indicators of financial performance. Superior performance by an individual is measured according to a variety of objective and subjective factors. Based on available data reviewed by Ampex, the Company believes that the base salary of its Chief Executive Officer is significantly below the median salary for comparable positions with other companies in the electronics and other technology industries. Aggregate base salaries for the Company's other executive officers as a group are below median for comparable positions in other high-technology companies. If superior performance is achieved both by Ampex and the individual, the base salary plus cash bonuses may compensate an executive at above-average levels. If Ampex does not achieve financial targets and/or individual performance is not superior, total compensation will be below comparable average total compensation levels.

Components of Executive Compensation

        Ampex provides several different types of compensation for its executive officers in order to achieve its goals of encouraging technological innovation, fostering teamwork and enhancing the loyalty of valuable employees. The Committee believes that the achievement of these goals will ultimately enhance stockholder value. The components of executive compensation are as follows:

        Salary.    The Committee establishes base salaries for its executive officers by reviewing salaries and annual bonuses for comparable positions with other companies. Salary increases are granted from time to time based on both individual performance and on the Company's ability to pay such increases.

        Cash Incentive Plans.    In 2001, 2002 and 2003, the Company paid its executive officers cash bonuses under cash incentive plans based on the financial performance of the Company and on their individual performance.

        1992 Stock Incentive Plan.    The Company's 1992 Stock Incentive Plan (the "Stock Incentive Plan") provides for the granting of stock options and stock appreciation rights with respect to the Company's Class A Stock to directors, executive officers and other employees and service providers. The purpose of the Stock Incentive Plan is to provide additional incentives for participants to maximize stockholder value. Through the Stock Incentive Plan, the long-range interests of employees are aligned with the interests of the stockholders of the Company as these employees build an ownership interest in the Company. The Stock Incentive Plan Committee of the Board, which is composed solely of non-employee directors, makes all decisions with respect to options granted under the Stock Incentive Plan to executive officers of the Company. Awards to non-employee directors are made by the Board of Directors, without the participation or vote of the non-employee directors. There were no grants to executive officers under the Stock Incentive Plan during 2003. See "Compensation of Executive Officers—Option/SAR Grants," above.

        2000 Stock Bonus Plan.    The Company's 2000 Stock Bonus Plan (the "Stock Bonus Plan") provides for the issuance of shares of Class A Stock as stock bonuses or direct stock purchase rights to directors, executive officers and other key employees, and to certain consultants, advisers and service providers. The primary purposes of the Stock Bonus Plan are to permit the Company to pay non-cash, equity compensation to eligible individuals for services provided to the Company, and to encourage continued service with the Company and the achievement of certain performance objectives by such individuals. The Committee believes that the Stock Bonus Plan enables the Company to attract and retain highly qualified employees in its core businesses, align the long-range interests of key employees with the interests of the Company's stockholders, and conserve cash that might otherwise be required to pay compensation to eligible individuals. There were no grants under the Stock Bonus Plan during fiscal 2003.

Limitation on Deductibility of Certain Compensation

        The Internal Revenue Code was amended in 1993 to add Section 162(m), which limits the deductibility, for income tax purposes, of certain executive compensation in excess of $1,000,000 for any individual Named Executive in a single tax year. Based on the current compensation of its Named Executives, the Company does not believe that Section 162(m) will have any impact on the Company in the near term. Accordingly, the Company has not yet established a general policy regarding potential changes in its compensation programs to address the possible impact of Section 162(m). However, during 1994 the Stock Incentive Plan was amended to minimize the effect of Section 162(m) on compensation under the Plan.

Fiscal 2003 Compensation

        Compensation of Chief Executive Officer; Relationship to Company Performance.    For fiscal 2003, Edward J. Bramson, the Company's Chairman and Chief Executive Officer, received a salary of $175,008 for his services to the Company and its subsidiaries. As indicated above, the Committee believes that Mr. Bramson's base salary is, and has been for several years, significantly below the median salary for chief executive officers of other companies in the electronics and other technology industries. Mr. Bramson's salary for fiscal 2003 was a fixed amount and accordingly did not have any particular relationship to the Company's performance. However, the Committee believes that Mr. Bramson's contributions to the Company during 2003 amply justified his 2003 salary. Mr. Bramson did not receive a cash performance bonus for 2003, and did not receive any options under the Stock Incentive Plan during fiscal 2003. In future years, as in the past, Mr. Bramson's compensation package may include cash bonuses, the payment of which will be tied to both individual and Company performance.

        Compensation of Other Executive Officers.    The compensation of the Company's other executive officers (including the Named Executives) for fiscal 2003 was approved by the Compensation Committee in accordance with the general principles described above. Salary levels remain substantially unchanged from 2002 levels, and were below average for comparable positions with other high technology companies. For the reasons indicated below, the Committee concluded that cash bonuses for fiscal 2003 to all executive officers other than Mr. Bramson (who did not receive a 2003 bonus, as discussed above) were appropriate. The bonuses ranged in amount from $50,000 to $360,000 and totaled $774,630 for the Company's five executive officers other than Mr. Bramson. Of this amount, $599,630 was paid based on the accomplishment of specific objectives by individual officers, or the achievement of specific financial performance levels by the Company, and $175,000 was allocated to executives by Mr. Bramson in accordance with the discretionary authority delegated to him by the Committee. In approving the bonuses for fiscal 2003, the Committee considered the contributions made by each officer in his particular area of responsibility. The Stock Incentive Plan Committee did not grant any options under the Plan to the Company's executive officers during fiscal 2003.

COMPENSATION COMMITTEE

                    Peter Slusser, Chairman
                    Edward J. Bramson
                    Douglas T. McClure, Jr.
                    William A. Stoltzfus, Jr.

STOCK PERFORMANCE GRAPH

        The following Comparison of Cumulative Total Returns should not be deemed to be incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates it therein.

        The following graph compares the performance of the Company's Class A Stock to the Standard & Poor's 500 Stock Index and the Standard & Poor's 500 Information Technology Index over the five-year period ending at the end of our 2003 fiscal year. The graph assumes that $100 was invested on December 31, 1998 in our Class A Stock, the S&P 500 Index and the S&P IT Index on December 31, 1998, and that all dividends were reinvested. The Company did not pay any dividends during this five-year period.

COMPARISON OF CUMULATIVE TOTAL RETURNS THROUGH 2003
AMPEX CORPORATION, S&P 500 INDEX AND
S&P INFORMATION TECHNOLOGY INDEX

	December 31
	1998	1999	2000	2001	2002	2003
Ampex	$100.00	$511.76	$35.29	$13.18	$7.53	$3.20
S&P 500	100.00	121.04	110.02	96.95	75.52	97.18
S&P IT	100.00	178.74	105.63	78.31	49.01	72.16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 1995, 1996 and 1997, Ampex sold shares of its Class A Stock to First Jeffson Corporation ("FJC") and to Second Jeffson Corporation ("SJC"), affiliated corporations controlled by Edward Bramson, our Chairman and CEO. FJC and SJC paid the purchase price for the shares partly in cash and partly by issuing promissory notes. The notes were secured by a pledge of the shares of Class A Stock that were purchased. For several years, the market value of the pledged shares has been substantially less than the principal amount of the notes.

        In 2002, FJC advised us that there could be no assurance that it would be able to obtain additional funds from Mr. Bramson or others to make future payments of interest or principal on the notes. During 2003, FJC failed to make scheduled interest payments amounting to $205,953 on its outstanding 7.96% and 6.34% notes aggregating $2,794,050 (the largest amount outstanding during 2003 and on the foreclosure date described below), that were to mature in January 2005 and October 2007, respectively. Accordingly, in March 2004, we foreclosed on these notes and caused the 85,000 shares of Class A Stock securing the notes, which had a fair market value of $153,000, to be registered in the Company's name. In connection with the foreclosure, FJC also transferred to Ampex 500 additional shares of Class A Stock and $12,600 in cash, which represented substantially all of FJC's other assets. Craig L. McKibben, our Vice President, CFO and a member of our Board, also serves as an executive officer of FJC.

        Ampex still holds the note issued by SJC, which is a 5.74% non-recourse note secured by a pledge of 20,000 shares of Class A Stock, maturing in October 2008. However, SJC has advised us that there can be no assurance that it will be able to obtain additional funds from Mr. Bramson or others in order to make future principal payments on this note. In the event of a default by SJC, our recovery would be limited to the shares of Class A Stock securing this note. The largest amount outstanding under this note during 2003 was $1,848,000, which was the amount outstanding on March 31, 2004. Accrued interest on this note is automatically forgiven on each annual interest payment date, subject to Mr. Bramson's continued service as an officer and director of Ampex. During 2003, the aggregate amount of accrued interest forgiven on this note was $106,075.20. Mr. McKibben is a Vice President and majority holder of the outstanding non-voting stock of SJC.

        In August 2003, Ampex invested $1.0 million, through a wholly-owned subsidiary, to acquire a 21.6% interest in Hanover Investors Partners-IV, L.P., a limited partnership which was formed for the purpose of acquiring shares of 4imprint Group plc, a publicly-held British promotional products company. Mr. Bramson controls HIP-IV Incorporated, the general partner of the partnership, and owns a 0.7% limited partnership interest in the partnership. Mr. McKibben is an officer of the general partner and owns a 7.5% limited partnership interest in the partnership. Our Board of Directors has determined that the terms of our investment in the partnership were at least as favorable as the terms afforded to unrelated investors. Mr. Bramson also purchased shares in the British company on the same terms as the partnership, and was recently appointed the temporary, non-executive chairman of the board of the British company. However, he has assigned to Ampex all compensation he may receive as a non-executive board member. In addition, the general partner may receive certain management fees from the partnership, but has assigned those fees to Ampex. In April 2004, Ampex received $1.7 million as a limited partnership distribution from the sale of a portion (62.4%) of the 4imprint shares by the partnership.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        We anticipate that our 2005 Annual Meeting of Stockholders will be held on or about June 13, 2005. Under SEC regulations, the deadline for submitting stockholder proposals for inclusion in our proxy statement and proxy relating to our 2005 Annual Meeting of Stockholders is December 30, 2004.

Under our By-Laws, stockholder proposals submitted after December 30, 2004 must be received by us between March 16 and April 5, 2005 in order to be considered at the 2005 Annual Meeting.

OTHER BUSINESS

        The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

"HOUSEHOLDING" OF DOCUMENTS

        The SEC has adopted rules that permit companies and intermediaries, such as banks, brokers and nominees, to deliver only one annual report and proxy statement to eligible stockholders who share a single address, unless they receive instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed for stockholder convenience and to reduce printing and postage costs. If you are a beneficial owner of our Class A Stock, you may have received notice from your bank, broker or other nominee that they will be householding materials to your address. In that case, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, or if you are receiving multiple copies of an annual report and proxy statement and wish to receive only one of each, please notify your bank, broker or nominee.

ANNUAL REPORT ON FORM 10-K

        We will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2003 filed with the SEC, including the financial statements and the schedules thereto. We do not undertake to furnish without charge copies of all exhibits to our Form 10-K, but will furnish any exhibit upon the payment of a charge equal to our costs of copying and mailing any such exhibits. Such written requests should be directed to Ms. Karen Dexter, Director of Investor Relations, Ampex Corporation, 1228 Douglas Avenue, Redwood City, California 94063. Each such request must set forth a good faith representation that, as of the close of business on April 15, 2004, the person making the request was a beneficial owner of securities entitled to vote at the Meeting.

                      By Order of the Board of Directors

                      Edward J. Bramson
                       Chairman

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Annex A

AMPEX CORPORATION
AUDIT COMMITTEE CHARTER
Revised March 19, 2004

I.    PURPOSE

        The Audit Committee (the "Committee") shall assist the Board of Directors (the "Board") of Ampex Corporation (the "Company") by overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Committee shall review: the Company's financial reports and other financial information; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should provide an open avenue of communication among the Company's independent accountants, management and the Board. The Committee shall have the authority to engage independent counsel and other advisers, at the expense of the Company, as it determines necessary to carry out its duties.

II.    COMPOSITION

        The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be an Independent (as defined below) director, and at least one of whom shall be a Financial Expert (as defined below). Each Committee member must have a working familiarity with basic finance and accounting practices, and must, at the time of appointment to the Committee or within a reasonable period of time thereafter, be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.

        As used herein, an "Independent" director shall mean a director who is not an officer or employee of the Company or any parent or subsidiary of the Company, who is not otherwise affiliated (within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) with the Company or any Company subsidiary (except for service on the board of directors of a Company affiliate), and who the Board has affirmatively determined does not have a material relationship with the Company that would interfere with the exercise of his or her independent judgment. Subject to the exemptions set forth in Rule 10A-3 under the Exchange Act, the following persons shall not be deemed to be Independent:

        A.    a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company, other than prior employment as an interim Chairman or Chief Executive Officer;

        B.    a director who:

          (i)    accepts or has an immediate family member who accepts any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for Board service, payments arising solely from investments in the Company's securities, compensation paid to an immediate family member who is a non-executive employee of the Company or of a parent or subsidiary of the Company, compensation received for former service as an interim Chairman or Chief Executive Officer, benefits under a tax-qualified retirement plan, non-discretionary compensation, or loans permitted under Section 13(k) of the Exchange Act; or

          (ii)   accepts, directly or indirectly, any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company other than in his or her capacity as a member of the Committee, the Board or any other Board committee, provided that, unless the rules of the American Stock Exchange ("AMEX") provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

        C.    a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Company or any parent or subsidiary of the Company as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in law, son-in-law, daughter-in-law, and anyone who resides in such person's home (other than domestic employees);

        D.    a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs) that exceed the greater of 5% of the organization's consolidated gross revenues for that year, or $200,000, in any of the most recent three fiscal years;

        E.    a director of the Company who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company's executive officers serve on that entity's compensation committee;

        F.     a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

        As used herein, A "Financial Expert" shall mean a person who has the following attributes:

  1.
  an understanding of generally accepted accounting principles and financial statements;

  2.
  the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

  3.
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  4.
  an understanding of internal control over financial reporting; and

  5.
  an understanding of audit committee functions;

  6.
  and who acquired such attributes through:

  (a)
  education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

  (b)
  experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

  (c)
  experience overseeing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

    (d)
    other relevant experience described to the Company's Board of Directors.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, and shall serve for one year until the next annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee may ask members of management, the independent accountants or others to attend meetings and provide pertinent information, as necessary. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately. A meeting also shall be convened promptly upon request of management or the independent accountants when either deems such a meeting to be appropriate.

IV.    RESPONSIBILITIES AND DUTIES

        The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee. To fulfill its responsibilities and duties the Committee shall:

  A. Review Documents and Reports

          1.     Review and reassess the adequacy of this Charter at least annually, and update as circumstances dictate.

          2.     Review and discuss with management and the independent accountants the Company's annual and quarterly financial statements, and its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q before filing with the Securities and Exchange Commission (the "SEC").

          3.     Based on the review and discussion referred to in Sections IV.A.2, IV.B.1 and IV.B.6 hereof, prepare a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the most recent fiscal year for filing with the SEC.

  B. Independent Accountants

          1.     Select the Company's independent accountants, considering independence and effectiveness, and approve the products and services to be provided by, and the fees and other compensation to be paid to, the independent accountants. On an annual basis, the Committee shall request and ensure receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard 1; review and discuss with the independent accountants and the Board all significant relationships and services that may impact the accountants' objectivity and independence; and take, or recommend that the Board take, appropriate action to oversee the accountants' independence.

          2.     Evaluate the performance of the independent accountants generally, including the scope of audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit efforts. Replace the independent accountants when circumstances warrant.

          3.     Periodically consult with the independent accountants out of the presence of management about internal controls (including computerized information system controls and security) and the fullness and accuracy of the Company's financial statements.

          4.     Advise the independent accountants that they are accountable to the Committee, as the stockholders' representatives, and that the Committee has the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent accountants.

          5.     Review and discuss with the independent accountants any other matters required to be discussed by SAS 61, as in effect from time to time.

  C. Financial Reporting Processes

          1.     In consultation with the independent accountants and management, review the integrity of the Company's financial reporting processes, both internal and external, including the methods used to account for significant or unusual transactions.

          2.     Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles and financial disclosure practices in its financial reporting. Inquire as to the independent accountants' view as to whether management's choices of accounting principles are conservative, moderate or aggressive with respect to the recognition of income and assets and liabilities, off-balance sheet financing, accounting for equity investments and other areas in which significant accounting issues may exist and whether such principles are common or minority practices.

          3.     Consider and review with management and the independent auditors any new accounting pronouncements and their impact on the Company's accounting procedures. Request management and the independent accountants to provide timely analyses of significant current financial reporting issues and practices.

          4.     Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices, as suggested by the independent accountants or management.

  D. Process Improvement

          1.     Establish regular and separate systems of reporting to the Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

          2.     Inquire of management and the independent accountants about significant risks or exposures, and assess the steps that management has taken to minimize such risk to the Company and its subsidiaries and affiliates.

          3.     Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          4.     Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

          5.     Review with the independent accountants and management the extent to which any changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

          6.     Report periodically to the Board on any significant results of the Committee's activities.

  E. Ethical and Legal Compliance

          1.     Ensure that the Company has a formal written code of conduct setting guidelines for acceptable business practices by its employees (the "Code of Conduct"), and that all of the Company's employees are informed of it.

          2.     Evaluate whether management is setting the appropriate tone for employees by communicating the importance of the Code of Conduct.

          3.     Discuss annually with the General Counsel and independent accountants the Company's system for, and the results of, monitoring compliance with the Code of Conduct.

          4.     Ensure that management has the proper review system in place to provide reasonable assurance that the Company's financial statements, reports and other financial information satisfy legal requirements.

          5.     Review with the Company's counsel any legal or regulatory matters that could have a significant impact on the Company's financial statements or compliance policies, and any reports received from regulators or other governmental authorities relating to such matters.

          6.     Establish procedures to receive, retain and treat complaints made to the Company regarding accounting, internal accounting controls, or auditing matters, review such complaints with officers, counsel, the independent auditors and/or independent advisors to the Committee as may be deemed appropriate, and take appropriate action as required for remediation.

          7.     Provide for communication of confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters, review such submissions with officers, counsel, the independent auditors and/or independent advisors to advisors to the Committee as may be deemed appropriate without jeopardizing the anonymity of such employees, and take appropriate action as required for remediation.

          8.     Prepare an annual written report of the Committee to the Board and the Company's stockholders with respect to actions taken by the Committee pursuant to this Charter.

          9.     Perform any other activities consistent with this Charter, the Company's By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.

V.    FUNDING

        The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a Board committee, for payment of:

        A.    Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

        B.    Compensation to any advisers engaged by the Committee under Section I of this Charter; and

        C.    Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

AMPEX CORPORATION
CLASS A COMMON STOCK PROXY
FOR ANNUAL MEETING OF STOCKHOLDERS ON JUNE 14, 2004

The undersigned hereby appoints Edward J. Bramson and Craig L. McKibben, or either of them, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of AMPEX CORPORATION to be held at The Peninsula Hotel, located at 700 Fifth Avenue and 55th Street, New York, New York 10019 on June 14, 2004 at 10:00 a.m., and any adjournments thereof, and to vote the number of shares of the CLASS A COMMON STOCK OF AMPEX CORPORATION that the undersigned would be entitled to vote if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMPEX CORPORATION. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THE REVERSE AND FOR PROPOSAL 2.

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PROXY CARD

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE
ANNUAL MEETING OF STOCKHOLDERS
AMPEX CORPORATION
June 14, 2004
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE
		FOR the nominee listed at right	WITHHOLD Authority to vote for the nominee at right
1.	ELECTION OF CLASS I DIRECTORS	☐	☐	NOMINEE: Edward J. Bramson NOMINEE: William A. Stoltzfus, Jr.
2.	PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2004 FISCAL YEAR	FOR ☐	AGAINST ☐	ABSTAIN ☐

I PLAN TO ATTEND MEETING ☐

The undersigned acknowledges receipt of (a) the Notice of 2004 Annual Meeting of Stockholders, (b) the accompanying proxy statement and (c) the Company's 2003 Annual Report.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

SIGNATURE	DATE	, 2004	SIGNATURE	DATE	, 2004

Signature if held jointly

PROXY INSTRUCTIONS:

1.
Please sign exactly as the name or names appear on your stock certificate (as indicated hereon).

2.
If the shares are issued in the name of two or more persons, all of them must sign the proxy.

3.
A proxy executed by a corporation must be signed in its name by an authorized officer.

4.
Executors, administrators, trustees and partners should indicate their capacity when signing.

QuickLinks

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
PROXY STATEMENT
VOTING RIGHTS
SOLICITATION AND REVOCABILITY OF PROXIES
COMPANY BACKGROUND
PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
Aggregated Option/SAR Exercises in Fiscal 2003 and Fiscal Year End Option/SAR Values
Pension Plan Table
COMPENSATION COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER BUSINESS
"HOUSEHOLDING" OF DOCUMENTS
ANNUAL REPORT ON FORM 10-K
ANNEX A: AUDIT COMMITTEE CHARTER